SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of November 21, 2017, by and among QEP RESOURCES, INC., a Delaware corporation (the “Borrower”), the Lenders named on the signature pages hereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 25, 2011, as amended by that certain First Amendment to Credit Agreement dated as of July 6, 2012, that certain Second Amendment to Credit Agreement dated as of August 13, 2013, that certain Third Amendment to Credit Agreement dated as of February 25, 2014, that certain Fourth Amendment to Credit Agreement and Commitment Increase Agreement dated as of December 2, 2014, that certain Fifth Amendment to Credit Agreement entered into as of November 23, 2015 and that certain Sixth Amendment to Credit Agreement entered into as of May 5, 2017 (the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended to decrease the aggregate amount of the Commitments by $550,000,000 to an aggregate total amount of $1,250,000,000 (the “Commitment Decrease”), to extend the Maturity Date and to make certain other amendments to the Existing Credit Agreement as set forth herein;
WHEREAS, subject to terms of this Amendment, the Lenders who have Commitments pursuant to the Credit Agreement as reflected on Schedule 2.01 attached hereto, the L/C Issuers and the Administrative Agent have agreed (i) to the Commitment Decrease, (ii) that their respective Commitments will be as set forth on Schedule 2.01 attached hereto and (iii) to extend the Maturity Date and amend the Existing Credit Agreement as set forth in Section 3 below, such amendments to be effective on the Effective Date (hereinafter defined).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions.
(a)As used herein: “Existing Lender” means each Lender who is a party to the Existing Credit Agreement; “Decreasing Lender” means each Existing Lender whose Commitment shown on Schedule 2.01 attached hereto is less than its Commitment set forth in Schedule 2.01 attached to the Existing Credit Agreement; “Increasing Lender” means each Existing Lender whose Commitment shown on Schedule 2.01 attached hereto is greater than its Commitment set forth in Schedule 2.01 attached to the Existing Credit Agreement.
(b)Unless otherwise defined in this Amendment, all other terms used in this Amendment which are defined in the Existing Credit Agreement shall have the meanings assigned to such terms in the Existing Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Existing Credit Agreement shall apply to this Amendment mutatis mutandis.
2.Commitment Decrease; Amended Schedule 2.01.
(a)Commitments. On and as of the Effective Date: (a) Schedule 2.01 attached to the Existing Credit Agreement shall be amended to read as set forth on Schedule 2.01 attached hereto, (b) each Decreasing Lender agrees that its Commitment shall decrease to the amount set forth opposite its name on Schedule 2.01 attached hereto, and (c) each Increasing Lender agrees that its Commitment shall increase to the amount set forth opposite its name on Schedule 2.01 attached hereto. Subject to the conditions to Borrowings set forth herein and in the Credit Agreement, each Decreasing Lender and each Increasing Lender agrees to fund Loans on the Effective Date in an amount equal to its Pro Rata Share (as set forth in Schedule 2.01 attached hereto) of the Borrowings requested by the Borrower on such date, in each case in an amount up to its Commitment as shown on Schedule 2.01.

(b)Break Funding Charges. The Borrower acknowledges that if, as a result of the refinancing of existing Loans on the Effective Date, any Existing Lender incurs any loss, cost or expense as a result of any payment of a Eurodollar Rate Loan prior to the last day of the Interest Period applicable thereto and such Lender makes a request for compensation in accordance with Section 3.05 of the Credit Agreement, the Borrower shall be obligated to compensate such Lender in accordance with such Section.
(c)Departing Lenders. As used herein, the term “Departing Lender” means any Lender as defined in the Existing Credit Agreement that has a Commitment under (and as defined in) the Existing Credit Agreement but does not have a Commitment listed on Schedule 2.01 attached hereto. Each of the parties hereto agrees and confirms that after giving effect to this Amendment, from and after the Effective Date each Departing Lender’s Commitment shall be $0, its Commitment to make Loans, to purchase participations in L/C Obligations, to purchase participations in Swing Line Loans and to issue Letters of Credit and all other obligations of each Departing Lender as a Lender and an L/C Issuer under the Existing Credit Agreement shall be terminated, and each Departing Lender shall cease to be a Lender and an L/C Issuer for all purposes under the Loan Documents (other than in respect of any terms and conditions of the Existing Credit Agreement (including, without limitation, Section 10.04 or Section 10.13 thereof), which by their terms survive any cancellation of commitments, repayment in full of any Obligations or the termination of any Loan Document).
3.Additional Amendments to the Existing Credit Agreement. The following amendments to the Existing Credit Agreement shall be effective on the date (the “Effective Date”) that the conditions set forth in Section 4 of this Amendment have been satisfied.
(a)Certain Amended Definitions. The following defined terms appearing in Section 1.01 (Defined Terms) of the Existing Credit Agreement are amended as set forth below:
(i)The definition of “Aggregate Commitments” is amended by replacing the reference to “$1,800,000,000” with “$1,250,000,000”.
(ii)The definition of “Arrangers” is amended and restated in its entirety as follows:
“Arrangers” means Wells Fargo Securities, LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., BMO Capital Markets Financing, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities, LLC and U.S. Bank National Association, in their respective capacities as joint lead arrangers and joint bookrunners.
(iii)The definition of “Applicable Rate” is amended by replacing the table set forth therein as follows:

Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Eurodollar Rate + Letter of Credit Fee	Base Rate
1	< 1.00:1.00	0.350%	1.750%	0.750%
2	≥ 1.00:1.00 and < 2.00:1.00	0.375%	2.000%	1.000%
3	≥ 2.00:1.00 and < 3.00:1.00	0.400%	2.250%	1.250%
4	≥ 3.00:1.00	0.425%	2.500%	1.500%

(iv)The definition of “Letter of Credit Sublimit” is amended by replacing the reference to “$300,000,000” with “$225,000,000”.

(v)The definition of “L/C Issuer” is amended in its entirety to read as follows:
“L/C Issuer” means, for purposes of Section 2.03(a), Wells Fargo Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Bank of Montreal, Citibank, N.A., Deutsche Bank AG New York Branch, JPMorgan Chase Bank, N.A. and U.S. Bank National Association (collectively, the “Initial L/C Issuers”), or such other Lender that has agreed, at the request of the Borrower, to issue Letters of Credit hereunder, and that is reasonably acceptable to the Administrative Agent (such acceptance not to be unreasonably withheld, conditioned or delayed). The dollar amount of the commitment of each L/C Issuer to issue Letters of Credit hereunder is referred to as its “L/C Commitment.” The L/C Commitment of Wells Fargo Bank is $33,000,000 and the L/C Commitment of each other Initial L/C Issuer is $32,000,000. When the term “L/C Issuer” is used herein with reference to any Letter of Credit issued hereunder, such term shall mean the issuer of such Letter of Credit, and as otherwise used herein, with reference to any Letter of Credit issued hereunder, the term “the L/C Issuer” shall mean “each L/C Issuer” or “the applicable L/C Issuer,” as the context may require.
(vi) The definition of “Maturity Date” is amended in its entirety to read as follows:
“Maturity Date” means (a) September 1, 2022; provided that (i) the Borrower delivers a Minimum Liquidity Condition Notice on or before January 25, 2021 and (ii) the Minimum Liquidity Condition is satisfied as of the Springing Maturity Date (as confirmed by the Administrative Agent), or (b) if the Borrower does not satisfy the conditions set forth in the proviso in clause (a) above, the Springing Maturity Date; provided further that, in any case, the Maturity Date for any Swing Line Loan shall be five Business Days after such Swing Line Loan is made.
(vii)The definition of “S&P” is amended in its entirety to read as follows:
“S&P” means S&P Global Ratings, a subsidiary of S&P Global, Inc., and any successor thereto.
(viii)The definition of “Sanctioned Person” is amended by replacing the reference to “the Office of Foreign Assets Control of the U.S. Department of the Treasury” with “OFAC”.
(ix)The definition of “Sanctions” is amended by replacing the reference to “the Office of Foreign Assets Control of the U.S. Department of the Treasury” with “OFAC”.
(x)The definition of “Swing Line Sublimit” is amended by replacing the reference to “$125,000,000” with “$100,000,000”.
(b)Certain Additional Definitions. The following defined terms are hereby added to Section 1.01 (Defined Terms) of the Credit Agreement in the appropriate alphabetical order:
“2018 Senior Notes” means the 6.80% senior notes, due 2018 of the Borrower issued in the original principal amount of $133,998,000 pursuant to the Indenture.
“2020 Senior Notes” means the 6.80% senior notes, due 2020 of the Borrower issued in the original principal amount of $135,968,000 pursuant to the Indenture.
“2021 Senior Notes” means the 6.875% senior notes, due 2021 of the Borrower issued in the original principal amount of $625,000,000 pursuant to the Indenture.
“Indenture” means that certain Indenture, dated as of March 1, 2001, by and between the Borrower, as successor to Questar Market Resources, Inc., and Wells Fargo Bank, National Association, as successor trustee.
“Liquidity” means, as of any date, the sum of (a) the aggregate amount of unencumbered cash and cash equivalents of the Borrower on such date and (b) the aggregate amount of unfunded Commitments which the Borrower is permitted to borrow under the terms of this Agreement on such date.

“Minimum Liquidity Condition” means, as of the Springing Maturity Date, either (a) the aggregate outstanding principal amount of the Senior Notes is less than or equal to $400,000,000, or (b) the Borrower has Liquidity of at least $250,000,000 after giving effect to the repayment of the 2021 Senior Notes.
“Minimum Liquidity Condition Notice” means a written notice delivered by the Borrower in form and substance reasonably satisfactory to the Administrative Agent that the Minimum Liquidity Condition will be satisfied on the Springing Maturity Date.
“Senior Notes” means, collectively, the 2018 Senior Notes, the 2020 Senior Notes and the 2021 Senior Notes.
“Springing Maturity Date” means February 1, 2021.
(c)Certain Deleted Definitions. The following defined terms are hereby deleted in their entirety from Section 1.01 (Defined Terms) of the Credit Agreement:
“Additional Commitment Lender”
“Extending Lenders”
“Non-Extending Lenders”
(d)Amendments to Section 2.15. Section 2.15 (Extension of Maturity Date) of the Existing Credit Agreement is amended and restated in its entirety as follows:
2.15 [Reserved].
(e)Amendment to Section 6.01(d). Section 6.01(d) (Books, Financial Statements and Reports) of the Existing Credit Agreement is amended and restated in its entirety to read as follows:
(d)    Within ninety-five (95) days after the end of each fiscal year, an operating and capital forecast of the Borrower for the current fiscal year.
(f)Amendment to Section 7.11(c). Section 7.11(c) (Present Value to Consolidated Net Funded Debt Ratio) of the Existing Credit Agreement is amended and restated in its entirety to read as follows:
“(c)    Present Value to Consolidated Net Funded Debt Ratio. The Borrower shall maintain, at all times during a Debt Ratings Trigger Period, a Present Value to Consolidated Net Funded Debt Ratio of at least (i) at any time prior to or on December 31, 2018, 1.25 to 1.0, (ii) commencing on January 1, 2019 and through and including December 31, 2019, 1.40 to 1.0, and (iii) at any time on or after January 1, 2020, 1.50 to 1.0.”
(g)Amended Cover Page. The cover page of the Existing Credit Agreement is hereby amended to replace the reference to (i) “BANK OF MONTREAL,” with “BANK OF MONTREAL, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,” and (ii) “WELLS FARGO SECURITIES, LLC” with “WELLS FARGO SECURITIES, LLC, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,”.
4.Conditions of Effectiveness. This effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent.
(a)The Administrative Agent shall have received each of the following:
(i)counterparts of this Amendment executed by the Borrower, the Administrative Agent, each L/C Issuer, each Departing Lender and each Lender with a Commitment shown on Schedule 2.01 attached hereto;

(ii)a certificate of a Responsible Officer or Secretary of the Borrower (A) certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing this Amendment, (B) certifying that attached thereto is a true, correct and complete copy of the Organization Documents of the Borrower, or certifying that such Organization Documents were delivered on the Closing Date or as of the date of a prior amendment to the Existing Credit Agreement and certifying that since such date there have been no changes thereto and (C) attaching resolutions adopted by the board of directors (or other governing body) of the Borrower authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment;
(iii)a certificate evidencing the existence and good standing of the Borrower, issued as of a recent date by the applicable Governmental Authority of its jurisdiction of organization;
(iv)a favorable opinion of Latham & Watkins, LLP, covering such matters concerning the Borrower and this Amendment as the Arrangers may reasonably request, in form and substance reasonably satisfactory to the Arrangers, such opinion to be addressed to the Administrative Agent and each Lender;
(b)All consents, licenses and approvals required in connection with the execution, delivery and performance by the Borrower and the validity against the Borrower of the Credit Agreement and other Loan Documents shall have been obtained and shall be in full force and effect, and a Responsible Officer shall certify to such effect or shall certify that no such consents, license and approvals are required.
(c)On and as of the Effective Date, (i) there shall exist no Default, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement shall be true and correct in all material respects on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, provided that in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.06 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01.
(d)Since December 31, 2016, there shall not have occurred any event or circumstance that has or could reasonably be expected to, either individually or in the aggregate, result in a Material Adverse Effect.
(e)The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to the matters set forth in clauses (c) and (d) of this Section 4.
(f)The Administrative Agent shall have received, to the extent not previously delivered and to the extent requested, at least two Business Days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.
(g)The Borrower shall have paid all Lender upfront fees, Arranger fees and the Administrative Agent and Lead Arranger expenses, including Attorney Costs of one counsel to the Administrative Agent and Wells Fargo Securities, LLC.
(h)The Borrower shall have repaid (or substantially concurrently with the satisfaction of the other conditions precedent to the Effective Date shall repay on the Effective Date), to the Administrative Agent for the account of the Lenders that are parties to the Existing Credit Agreement, the principal balance of all outstanding Loans together with accrued and unpaid interest thereon, accrued fees and other amounts if any then due and payable to such Lenders under the Agreement.
(i)The Effective Date shall occur on or prior to December 29, 2017.
5.Representations and Warranties. The Borrower represents and warrants that on the Effective Date both before and after giving effect to the transactions contemplated hereby:

(a)This Amendment has been duly authorized, executed and delivered by the Borrower, and this Amendment and the Existing Credit Agreement as modified hereby each constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights or by general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)No Default exists.
6.Effect of Amendment. This Amendment, except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Existing Credit Agreement. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Existing Credit Agreement and the other Loan Documents shall remain the same, and are hereby ratified and affirmed, and the Existing Credit Agreement, as amended hereby, and the other Loan Documents shall continue in full force and effect. From and after the date hereof, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Existing Credit Agreement as amended hereby.
7.Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or in electronic form shall be effective as the delivery of a manually executed counterpart. This Amendment shall be a “Loan Document” as defined in the Credit Agreement.
8.Entire Agreement. THIS AMENDMENT AND THE EXISTING CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the date first written above.

QEP RESOURCES, INC., as the Borrower

By:	/s/ Richard J. Doleshek
Name:	Richard J. Doleshek
Title:	Executive Vice President
and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Administrative Agent, L/C Issuer, Swing Line Lender
and a Lender

By:	/s/ Douglas McDowell
Name:	Douglas McDowell
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as
a Lender

By:	/s/ Anastasiya Haurylenia
Name:	Anastasiya Haurylenia
Title:	Vice President

BMO HARRIS FINANCING, INC., as a Lender

BANK OF MONTREAL, as an L/C Issuer

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

CITIBANK, N.A., as a Lender

By:	/s/ Saqeeb Ludhi
Name:	Saqeeb Ludhi
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a
Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ben J. Leonard
Name:	Ben J. Leonard
Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

SUMITOMO MITSUI BANKING CORPORATION, as
a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

TORONTO DOMINION (NEW YORK) LLC, as a
Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

EXPORT DEVELOPMENT CANADA, as a Lender

By:	/s/ Adam Smith
Name:	Adam Smith
Title:	Financing Manager

By:	/s/ Gabriela Gomez
Name:	Gabriela Gomez
Title:	Senior Financing Manager

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Director

ZB, N.A. DBA AMEGY BANK, as a
Lender

By:	/s/ Kevin Donaldson
Name:	Kevin Donaldson
Title:	SVP

COMPASS BANK, as a Lender

By:	/s/ Taylor Liedtke
Name:	Taylor Liedtke
Title:	Vice President

BNP PARIBAS, as a Lender

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

By:	/s/ Vincent Trapet
Name:	Vincent Trapet
Title:	Director

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matt Molero
Name:	Matt Molero
Title:	Senior Vice President

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Ting Lee
Name:	Ting Lee
Title:	Director

DNB CAPITAL LLC, as a Lender

By:	/s/ Birgitta Perezic
Name:	Birgitta Perezic
Title:	First Vice President

By:	/s/ Christian Rynning
Name:	Christian Rynning
Title:	First Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a
Lender

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

CANADIAN IMPERIAL BANK OF COMMERCE,
NEW YORK BRANCH, as a Lender

By:	/s/ Trudy W. Nelson
Name:	Trudy W. Nelson
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

COMERICA BANK, as a Lender

By:	/s/ Cassandra M. Lucas
Name:	Cassandra M. Lucas
Title:	Portfolio Manager

SANTANDER BANK, N.A., as a Lender

By:	/s/ Andres Barbosa
Name:	Andres Barbosa
Title:	Executive Director

SCHEDULE 2.01
COMMITMENTS
AND PRO RATA SHARES

QEP Resources, Inc. Credit Agreement

Lender	Commitment	Pro Rata Share
Wells Fargo Bank, National Association	$120,000,000.00	9.600000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$105,000,000.00	8.400000000%
BMO Harris Financing, Inc.	$105,000,000.00	8.400000000%
Citibank, N.A.	$105,000,000.00	8.400000000%
Deutsche Bank AG New York Branch	$105,000,000.00	8.400000000%
JPMorgan Chase Bank, N.A.	$105,000,000.00	8.400000000%
U.S. Bank National Association	$105,000,000.00	8.400000000%
Fifth Third Bank	$85,000,000.00	6.800000000%
Sumitomo Mitsui Banking Corporation	$85,000,000.00	6.800000000%
Toronto Dominion (New York) LLC	$85,000,000.00	6.800000000%
Export Development Canada	$65,000,000.00	5.200000000%
Goldman Sachs Bank USA	$65,000,000.00	5.200000000%
PNC Bank, National Association	$65,000,000.00	5.200000000%
ZB, N.A. dba Amegy Bank	$50,000,000.00	4.000000000%
Total	$1,250,000,000.00	100.000000000%